PRAIRIE OPERATING CO

Prairie Operating Acquisition of Producing E&P Assets

JANUARY 2024






NASDAQ: PROP

DISCLAIMER

The information provided throughout this presentation is based on Cawley, Gillespie & Associates ("CG&A") reserve report using SEC pricing as of December 31, 2023, Nickel Road Operating LLC ("NRO") provided lease operating statements and corporate financial statements.

The Company obtained the reserve report information referenced herein from CG&A with respect to the reserves of NRO. The reserves were calculated in accordance with SEC guidelines using the price of $76.97 per barrel for oil, $2.252 per MCF for gas, and $20.619 per barrel for NGL. The base rates of oil of $78.22 bbl and gas of $2.637 per million British Thermal Units (MMBtu) were based upon WTI-Cushing spot prices (EIA) during 2023 and upon Henry Hub spot prices (Platts Gas Daily) during 2023, respectively. The reserve classifications and the economic considerations applied in the reserve report conform to the criteria set forth in the 2018 Petroleum Resources Management System (PRMS) approved by the Society of Petroleum Engineers (SPE). All reserve estimates represent CG&A's best judgment based on data available at the time of preparation of the reserve report, and CG&A's assumptions as to future economic and regulatory conditions. It should be realized that the reserves are actually recovered, the revenue derived from, and the actual cost incurred could be more or less than the estimated amounts.

The information included herein and in any oral statements made in connection herewith include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Statements concerning oil and gas reserves also may be deemed to be forward looking statements in that they reflect estimates based on certain assumptions that the resources involved can be economically exploited. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. These risks include, but are not limited to, the ultimate outcome of the acquisition of NRO by the Company; the Company's ability to consummate the proposed transaction with NRO; the Company's ability to finance the proposed transaction with NRO; the possibility that the Company may be unable to achieve expected free cash flow accretion, production levels, drilling, operational efficiencies and other anticipated benefits within the expected time-frames or at all and to successfully integrate NRO's operations with those of the Company; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; uncertainties inherent in estimating quantities of oil, natural gas and NGL reserves and projecting future rates of production and the amount and timing of development expenditures; commodity price and cost volatility and inflation; general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; the risks related to the growth of the Company's business; and the effects of competition on the Company's future business.

Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks not currently known by the Company or that the Company currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company's expectations can be found in the Company's periodic filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K filed with the SEC on March 31, 2023, and any subsequently filed Quarterly Report and Current Report on Form 8-K. The Company's SEC filings are available publicly on the SEC's website at www.sec.gov.

The Company obtained the reserve report information referenced herein from CG&A with respect to the reserves of NRO. The reserves were calculated in accordance with SEC guidelines as of December 31, 2023

Included in this presentation are certain references to P10. PV10 is derived from the Standardized Measure of Discounted Future Net Cash Flows ("Standardized Measure"), which is the most directly comparable GAAP financial measure for proved reserves. PV10 is a computation of the Standardized Measure on a pre-tax basis. PV10 is equal to the Standardized Measure at the applicable date, before deducting future income taxes discounted at 10 percent. We believe that the presentation of PV10 is relevant and useful to our investors as supplemental disclosure to the Standardized Measure, or after-tax amount, because it presents the discounted future net cash flows attributable to our reserves before considering future corporate income taxes and our current tax structure. While the standardized measure is dependent on the unique tax situation of each company, PV10 is based on prices and discount factors that are consistent for all companies.

No Offer or Solicitation

This communication relates to the proposed asset purchase transaction between Prairie Operating Co. and NRO (the "Transaction"). This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Transaction or otherwise, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities in the United States shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

.

Acquisition of Producing E&P Assets Accelerates Prairie's Vision

Fully Engineered Proven Reserves

- *> $250mm in PV10 value*
- *> 22,000 Mboe*

~45,000 Acres in Weld County, CO in the DJ Basin

- *De-risked location offset by high quality operators such as Chevron, Civitas, EOG, and Occidental*
- *Rural operating area outside of population density with no federal leases*

Inventory of Drill Ready Permitted PUDs

- *Deep inventory with attractive returns supports long-term development plans*
- *Fast recycle rate coupled with highly productive wells leads to high growth*

Generates Significant Cashflow

- *Platform for substantial multi-year growth*
- *Strong project returns with >75% IRRs* (1)
- *~$30 bbl Break-evens with ~1 year payback* (1)

1) Based on 12/31/2023 SEC prices

ACQUISTION OVERVIEW

Transaction Summary [1]

- Prairie Operating Co. has signed asset purchase agreement (APA) to acquire assets of Nickel Road Operating ("NRO") for $94.5mm
  - Effective date of February 1, 2024, with expected closing in first half of 2024;
    - *The transaction is expected to be funded through a combination of cash ($83mm at closing) and deferred cash payments ($11.5mm)*
- The highly accretive asset purchase is expected to be funded through a combination of public and / or private issuance of common stock, cash on hand, and proceeds from existing warrant exercises

Immediate Accretion in Value

- **Attractive Valuation**[2][3]: Purchase price represents an implied multiple of ~2.3x projected NTM cash flow from operations and a PV15 value of PDP
- **Ideal Location in Liquids Rich Window**: Inventory of 62 ready-to-drill permitted PUDs located in the Wattenberg field targeting 4 commercially proven zones
- **Free Cash Flow to Support Future CAPEX**: Expected to generate significant cashflow to compound organic growth goal as a "debt-free" company
- **Hedging Strategy**: Implement strong hedging strategy of expected PDP volumes upon closing

1) Transaction subject to customary purchase price adjustments and satisfaction of customary closing conditions
2) SEC pricing as of 12/31/2023
3) Implied multiple based on total consideration of $94.5mm

ASSET OVERVIEW

Concentrated Portfolio Across High Return Play With Deep Undeveloped Drilling Inventory

- **5,526 net leasehold & mineral acres with ~3,370 Boepd [1]**
  - (84% liquids / 66% oil – 91% PDP) flowing from 26 operated horizontal wells
  - 90% HBP with significant operational control - 94% WI in 7 operated DSUs (74% NRI) across 4 lateral targets
- **Approved and immediately executable permit inventory**
  - 62 permitted PUDs ready to drill across 7 operated DSU's
  - 18 permits in queue
  - No exposure to federal leases or permits within operated DSUs
- **Average IRR of 75% and discounted ROI of 1.9x**
  - Net payout after ~ 1 year of production per well


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
RI
NJ
DE
MD
DC
AK
HI


Nickel Road
Prairie Operating
Laramie
Kimball
COLORADO
eog
OXY
CIVITAS
OXY
Chevron
BISON OIL & GAS
VERDAD RESOURCES
Chevron
BAYSWATER
Weld
Colorado
Chevron
OXY
Morgan
Broomfield
Adams

1) Estimated February 1, 2024, effective average monthly production of 3,370 Boepd for February

INVENTORY ACROSS MULTIPLE BENCHES

Provides Immediate Running Room Across Multiple Benches



Niobrara-Codell Combined Phi-H
High
Low
A
A'
Niobrara-Codell Combined OOIP
High
Low
A
A'

Undeveloped Permitted PUD Breakdown



7
16
20
19
62
Nio A
Nio B
Nio C
Codell
Total

Company PUDs



Nio A Chalk
23'
Nio B Chalk
44'
Nio C Chalk
38'
Codell SS
25'

DJ Basin Targets



Typical Depth
PIERRE SHALE
SUSSEX (TERRY) SS
4300'
PIERRE SHALE
SHANNON (HYGIENE) SS
4800'
PIERRE SHALE
Sharon Springs Member
6800'
NIOBRARA "A"
NIOBRARA "B"
NIOBRARA "C"
FT HAYS LIMESTONE
7100'
CODELL SAND
CARLILE SHALE
GREENHORN LS
GRANEROS SHALE
D Sand
J2 SAND
J3 SAND
7600'
SKULL CREEK SHALE
DAKOTA SAND
7800'

Note: NRO company sources

Location of NRO acreage

DRILL READY PERMITTED PUD INVENTORY

Compelling Well Level Returns Offer Additional Upside Through Field Level Improvements & Optimization

IRRs Strip Pricing (%)


106%
93%
90%
91%
Nio A
Nio B
Nio C
Codell







Enhanced Economies of Scale, Operational Improvements and Field Level Optimization, have Potential to Increase Well Economics and Rates of Return

- Conservative choke management
- EUR: 386 MBOE
- IRR: 75%
- PV10 ($MM): $4.3

Potential Field Level Optimization(1) →

- Industry Standard Choke management
- EUR: **732 MBOE**
- IRR: **106%**
- PV10 ($MM): **$6.0**

(1) SEC pricing as of 12/31/2023

ATTRACTIVE IMPLIED VALUATION METRICS

Anchored By PDP, Permit Inventory, & Significant Free Cash Flow

Transaction compares favorably to recent DJ Basin transactions


$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$ / Acre
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$ / Boepd
2.5x
2.4x
1.8x
3.1x
2.3x
1.7x
A
B
C
D
E
NRO Transaction
F
G
H
I
$/Acre
$/Boepd
Multiple of NTM (1)

(1) Per multiple based upon operating cashflow based on Enverus, analyst estimates, CapIQ, and corporate guidance where available

SIGNIFICANT ASSET ACCRETION

Immediate Value Created Through Transaction

Private-to-Public Arbitrage Creates Immediate Value Accretion (1)



1.7x – 2.7x
4.0x – 5.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Multiple of EBITDA
1.0x
1.7x
1.0x
4.0X
2.3x
Valuation Uplift Range
Purchase Price Multiple
Avg. Public Trading Multiple

1) Company estimates based on comparable public trading comps (Capital IQ)

COMPANY HIGHLIGHTS

Opportunity To Rapidly Scale Development of a Liquids Rich Commercially Proven Asset

- **Fully engineered proven reserves with over $250mm in PV10 value**
- **45,000 acres de-risked by Chevron, Civitas, EOG, and Occidental**
- **Deep inventory across multiple benches supports long-term development plans**
- **Strong projected returns with low break-evens and operating expenses**
- **Fast capital recycle times increase drilling cadence and production timing**
- **Ability to optimize by applying enhanced D&C techniques**
- **Improves cash flow potential with no leverage**
- **Management team with decades of industry experience with publicly traded E&Ps**
- **Successful track record of building and monetizing multi-billion-dollar companies**